UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   March 12, 2026

BMO 2026-C14 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0002061932)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

Starwood Mortgage Capital LLC

(Central Index Key number: 0001548405)

Societe Generale Financial Corporation

(Central Index Key number: 0001755531)

Argentic Real Estate Finance 2 LLC

(Central Index Key number: 000196841)

UBS AG New York Branch

(Central Index Key number: 0001685185)

Natixis Real Estate Capital LLC

(Central Index Key number: 0001542256)

Zions Bancorporation, N.A.

(Central Index Key number: 0000109380)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

Goldman Sachs Mortgage Company

(Central Index Key number: 0001541502)

(Exact name of sponsors as specified in their charters)

Delaware	333-280224-12	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 885-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 11, 2026 (the “Closing Date”), BMO 2026-C14 Mortgage Trust (the “Issuing Entity”) issued the BMO 2026-C14 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2026-C14, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2026 (the “Pooling and Servicing Agreement”), between BMO Commercial Mortgage Securities LLC, as depositor, Trimont LLC, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Savings Fund Society, FSB, as trustee. The Pooling and Servicing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K/A with respect to the Issuing Entity, filed with the Securities and Exchange Commission (the “Commission”) on February 11, 2026 under Commission File No. 333-280224-12. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

As of the Closing Date, the Whole Loan (the “U-Haul Portfolio Whole Loan”) relating to the Mortgage Loan (the “U-Haul Portfolio Mortgage Loan”) secured by the Mortgaged Property identified on the Mortgage Loan Schedule as U-Haul Portfolio was required to be serviced and administered pursuant to the BBCMS 2025-C39 PSA, which is the servicing agreement for the BBCMS 2025-C39 securitization trust (into which a Companion Loan with respect to the U-Haul Portfolio Whole Loan was deposited). The BBCMS 2025-C39 PSA was filed as Exhibit 4.5 to the Current Report on Form 8-K with respect to the Issuing Entity, filed with the Securities and Exchange Commission (the “Commission”) on January 29, 2026 under Commission File No. 333-280224-12.

On March 12, 2026, the Controlling Pari Passu Companion Loan with respect to the U-Haul Portfolio Whole Loan was contributed to the commercial mortgage securitization transaction (the “Benchmark 2026-B42 Securitization”) involving the issuance of the Benchmark 2026-B42 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2026-B42 (the “Benchmark 2026-B42 Certificates”). Upon the issuance of the Benchmark 2026-B42 Certificates, the servicing and administration of the U-Haul Portfolio Whole Loan are required to be transferred from the BBCMS 2025-C39 PSA to the pooling and servicing agreement governing the issuance of the Benchmark 2026-B42 Certificates, dated as of March 1, 2026 (the “Benchmark 2026-B42 Pooling and Servicing Agreement”), between BMO Commercial Mortgage Securities LLC, as depositor (the “Benchmark 2026-B42 Depositor”), Midland Loan Services, a Division of PNC Bank, National Association, as a master servicer, National Cooperative Bank, N.A., as a master servicer, K-Star Asset Management, LLC, as a special servicer, National Cooperative Bank, N.A., as a special servicer, Computershare Trust Company, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The Benchmark 2026-B42 Pooling and Servicing Agreement, in the form most recently filed with the Commission by or on behalf of the Benchmark 2026-B42 Depositor, is attached hereto as Exhibit 4.1.

The servicing terms of the Benchmark 2026-B42 Pooling and Servicing Agreement applicable to the servicing of the U-Haul Portfolio Mortgage Loan are similar to the servicing terms of the Pooling and Servicing Agreement, as described in the section captioned “The Pooling and Servicing Agreement” in the Prospectus (the “Prospectus”) with respect to the Issuing Entity filed on January 29, 2026 pursuant to Rule 424(b)(2) under Commission File Number 333-280224-12, but will differ in certain respects as described below and, treating the Benchmark 2026-B42 Pooling and Servicing Agreement as an Outside Servicing Agreement thereunder, in the subsection captioned “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

•	Upon the U-Haul Portfolio Whole Loan becoming a specially serviced loan under the Benchmark 2026-B42 Pooling and Servicing Agreement, the related Outside Special Servicer will earn a special servicing fee payable monthly with respect to the U-Haul Portfolio Whole Loan accruing at a rate equal to 0.25% per annum, subject to a minimum monthly special servicing fee of $3,500 for the U-Haul Portfolio Whole Loan.
•	In connection with a workout of the U-Haul Portfolio Whole Loan, the related Outside Special Servicer will be entitled to a workout fee equal to 1% of each collection of interest and principal (excluding late payment charges, default interest and excess interest) received on the corrected U-Haul Portfolio Whole Loan for so long as it remains a corrected Whole Loan, subject to a minimum workout fee of $25,000 and a maximum workout fee of $1,000,000 in the aggregate with respect to any particular workout of the U-Haul Portfolio Whole Loan.
•	The related Outside Special Servicer will be entitled to a liquidation fee of 1% of the related payment or proceeds received in connection with the liquidation of the U-Haul Portfolio Whole Loan or related REO Property, subject to a maximum liquidation fee of $1,000,000 and a minimum liquidation fee of $25,000 in the aggregate for the U-Haul Portfolio Whole Loan.
•	Each mortgaged property relating to the U-Haul Portfolio Whole Loan will be subject to inspection (A) at least once every 12 months (commencing in 2027) if the mortgaged property has an allocated loan amount of $2,000,000 or more and (B) at least once every 24 months (commencing in 2027) if the mortgaged property has an allocated loan amount of less than $2,000,000, in a manner similar to that under the Pooling and Servicing Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
Exhibit 4.1	Benchmark 2026-B42 Pooling and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2026	BMO COMMERCIAL MORTGAGE SECURITIES LLC

	By:	/s/ Paul Vanderslice
		Name:	Paul Vanderslice
		Title:	Chief Executive Officer

BMO 2026-C14 – Form 8-K